FOURTH AMENDMENT OF FIRST AMENDED AND RESTATED
CONSTRUCTION LOAN AGREEMENT

THIS FOURTH AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT ("Amendment") is entered into and effective as of the 1st day of May, 2013 between DAKOTA ETHANOL, L.L.C., a South Dakota limited liability company ("Borrower") and FIRST NATIONAL BANK OF OMAHA ("Lender"), and amends that certain First Amended and Restated Construction Loan Agreement dated June 18, 2009 between Borrower and Lender (as amended, the "Loan Agreement").

WHEREAS, pursuant to the Loan Agreement, Lender, subject to the terms, limitations and conditions contained in the Loan Agreement, to extend to Borrower the financial accommodations and credit defined therein;

WHEREAS, pursuant to that certain First Amendment to First Amended and Restated Construction Loan Agreement May 13, 2010, the Loan Termination Date of the Revolving Loan was extended to May 12, 2011, the Loan Termination Date of the Long Term Reducing Revolving Loan was extended to May 1, 2013, the Borrowing Base was modified, the financial covenants and capital expenditures covenants were modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Second Amendment of First Amended and Restated Construction Loan Agreement dated May 12, 2011, the maximum principal amount of the Revolving Loan was increased from $5,000,000.00 to $10,000,000.00, the Loan Termination Date of the Revolving Loan was extended to May 1, 2012 and the Loan Termination Date of the Long Term Reducing was extended to May 1, 2014, the Borrowing Base was modified, the working capital covenant was modified, the interest rates and non-use fees were modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Third Amendment of First Amended and Restated Construction Loan Agreement dated May 1, 2012, the Loan Termination Date of the Revolving Loan was extended to May 1, 2013, the Loan Termination Date of the Long Term Reducing Revolving Note was extended to May 1, 2017, the interest rate and non-use fee applicable to the Revolving Loan and Long Term Reducing Revolving Loan was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, Borrower has requested an extension of the Loan Termination Date of the Revolving Loan to July 1, 2013; and

WHEREAS, the parties desire to amend the Loan Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby mutually agree to amend the Loan Agreement as follows:

1.Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment. The provisions of this Amendment shall become effective on the date of this Amendment.

2.Section 1.16 of the Loan Agreement is hereby amended by deleting the reference to May 1, 2013 as the Loan Termination Date of the Revolving Loan and inserting in lieu thereof July 1, 2013. To further evidence such extensions, Borrower will execute in favor of and deliver to Lender that certain Third Amended and Restated Revolving Promissory Note Operating Line of Credit - Revolving Loan dated of even date with this Amendment.

3.Except as modified herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed and certified by Borrower. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in "this Agreement" included references to this Amendment. Borrower represents, warrants and confirms to Lender that no Events of Default is now existing under the Loan Documents and that no event or condition exists which would constitute an Event of Default with the giving of notice and/or the passage of time. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger an Event of Default under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

4.This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

DAKOTA ETHANOL, L.L.C.

By: /s/ Scott Mundt
Name: Scott Mundt
Title: CEO

LENDER:

FIRST NATIONAL BANK OF OMAHA

By: /s/ Jeremy Reineke
Name: Jeremy Reineke
Title: Vice President